UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023

QUANTERIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 301-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2023, the board of directors (the “Board”) of Quanterix Corporation (the “Company”) appointed Brian J. Blaser to serve on the Board effective immediately. Mr. Blaser will serve as a Class III director with a term that will expire at the Company’s 2023 annual meeting of stockholders.

There is no arrangement or understanding between Mr. Blaser and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Blaser and any of the Company’s other directors or executive officers. Mr. Blaser does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

In accordance with the Company’s amended and restated non-employee director compensation policy (the “Policy”), Mr. Blaser received an equity award valued at $400,000 comprised of (i) 60% non-qualified stock options to purchase the Company’s common stock at an exercise price equal to the closing price of the common stock on January 6, 2023 and (ii) 40% RSUs. The options vest over three years from the date of grant, with one-third vesting on the first anniversary and the remainder vesting over the following two years in 24 successive equal monthly installments. The RSUs vest over a three-year period, with one-third vesting on each of the first, second, and third anniversaries of the grant date. Mr. Blaser will also receive annual compensation and annual equity awards as further provided in the Policy. A description of the Policy is available in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2022 (File No. 001-38319) under the heading “Executive Officer and Director Compensation – Director Compensation – Non-Employee Director Compensation Policy.”

A copy of the press release dated January 9, 2023 announcing the appointment of Mr. Blaser is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 9, 2023.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Mike Doyle
Mike Doyle
Chief Financial Officer

Date: January 9, 2023